UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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RE/MAX Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing contains the following communications:

1.	An email sent by RE/MAX Holdings, Inc. (the “Company”) to its headquarters employees relating to the Company’s entry into a definitive agreement to be acquired by The Real Brokerage Inc. (the “Transaction”).

2.	A transcript of the video from the Company’s Co-Founder and Chairman provided to employees in connection with the Transaction.

3.	A transcript of the video from the Company’s CEO provided to employees in connection with the Transaction.

4.	An email sent by the Company to its regional leaders in the United States and Canada in connection with the Transaction.

5.	An email sent by the Company to its global regional leaders in connection with the Transaction.

6.	An email sent by the Company to its brokers, owners and managers in connection with the Transaction.

7.	A transcript of the video from the Company’s CEO provided to brokers, owners and managers in connection with the Transaction.

8.	An email sent by the Company to its affiliates in connection with the Transaction.

9.	A transcript of the video from the Company’s CEO provided to affiliates in connection with the Transaction.

10.	An email sent by the Company to Motto Mortgage broker owners and loan originators in connection with the Transaction.

11.	An email sent by the Company to its employees in connection with the Transaction.

12.	An email sent by the Company to certain of its employees in connection with the Transaction.

13.	Questions and Answers provided to the Company’s headquarters employees in connection with the Transaction.

14.	Questions and Answers provided to the Company’s affiliates in connection with the Transaction.

15.	Questions and Answers provided to the Motto Mortgage network in connection with the Transaction.
16.	A presentation used by the Company at an employee meeting in connection with the Transaction.
17.	A presentation used by the Company at a broker owner town hall in connection with the Transaction.

1.	On April 27, 2026, the following email was sent by the Company to its headquarters employees:

Team,

For more than 50 years, REMAX has been a brand focused on entrepreneurship, innovation and providing an excellent experience to buyers and sellers. Today, we are proud to announce we are building on that heritage and our current momentum.

As we jointly announced with Real, we have entered into a definitive agreement for RE/MAX Holdings to be acquired by The Real Brokerage, a leading technology-powered real estate brokerage. This combination will create a leading technology-enabled global real estate company named Real REMAX Group.

You can read the full press release here.

Hear from Dave Liniger.
Hear a few more of my thoughts.

Dave Liniger, the Board of Directors, the Executive Leadership Team and I are all confident the Company has never been in a better position and that Real is the right partner for this next stage of growth.

Join us today at 9 a.m. MT for an important All-Team Meeting with more information. You are invited to join virtually or in-person in Aspen at REMAX World Headquarters.

Register here.

While we don’t have answers to everything today, there are a few important details to share:

•	Until the transaction closes, it is business as usual. There are no immediate changes. REMAX, Motto and wemlo will continue to operate independently, and business will continue to move forward as it does today. For now, stay focused. Our No. 1 job remains supporting our networks and executing on our strategic plan.

•	The transaction is expected to close in the second half of 2026, subject to customary approvals and closing conditions. Throughout the process, you can expect clear, transparent communications.

•	As the press release outlines, under the agreement, following the closing of the transaction, the REMAX and Motto Mortgage franchise brands will be maintained and continue to operate, as will the Real brand.

•	Between now and when the transaction closes, there is no change to your reporting structure, title, compensation or benefits.

•	This is a long-term strategic move designed to strengthen the networks and one we believe will deliver value and an enhanced experience to franchisees, agents, consumers and shareholders.

We know you have a lot of questions, and we’ll address what we can in today’s All-Team Meeting at 9 a.m. MT. This is the beginning of a complex process, and we’ll be planning with the Real team to see the process through to completion.

We are also communicating this news to the REMAX and Motto Mortgage networks.

Real is hosting an investor webcast today at 6:30 a.m. MT to discuss the transaction. The webcast can be accessed here.

Thank you for your commitment, dedication and belief in what we continue to build. You truly live the MORE values every day, and I look forward to sharing more information on why I think our best days are ahead.

Thank you,

Erik

2.	The following is a transcript of the video from the Company’s Co-Founder and Chairman provided to employees on April 27, 2026:

Hello, everyone. Dave Liniger here. Today I'm exceptionally proud to announce that REMAX is combining with Real to become a new company, Real REMAX Group.

Once the transaction closes, REMAX and Real will remain separate brands under the new company, and REMAX will continue to operate as a franchise brand.

This announcement is likely to stir many emotions, but above all, I hope it inspires great excitement for you as REMAX moves into the future.

Over the last 50 years, Gail and I have worked tirelessly by your side to help build the extraordinary REMAX opportunity. Never in our wildest dreams did we think REMAX would become the global brand it is today.

It's a testament to your passion, professionalism and entrepreneurial spirit.

Recently, I've seen the strength of the brand, the momentum of the REMAX Network, and our talented leadership team at many events. Because of that, I believe the time is right and that Real is the best partner for REMAX moving forward.

This combination will honor the heritage Gail and I built with all of you. I am confident this opportunity best positions the brand for the next 50 years.

Throughout the course of REMAX you've heard me talk about the importance of having a growth mindset. I've encouraged you to embrace change and not be fearful of it. As you know, change is happening all the time.

You as part of REMAX, will continue to lead and change the real estate industry and the lives of buyers and sellers.

As I've said before, be fearless. Do the right thing. Earn people's trust. None of that changes.

While I will be stepping down as Chairman of the Board once the transaction closes, please know that Gail and I will forever be your co-founders, your friends, and most of all, your biggest supporters.

Together with Gail, the Board, Erik and the executive leadership team, I believe that this move positions all of you and the REMAX brand for a bright future in this ever-changing industry.

We truly believe Real is the right partner and this path forward is a great opportunity for you and our shareholders.

Thank you for the adventure of a lifetime. And for all that you've done and continue to do for the REMAX network. We look forward to seeing what you and REMAX do next.

3.	The following is a transcript of the video from the Company’s CEO provided to employees on April 27, 2026:

Hello, everyone. Erik Carlson, CEO of REMAX Holdings here. First, I want to thank you. Thank you for helping make REMAX the number one name in real estate, for delivering the best customer experience and for being trusted, productive professionals. Truly, it's incredible to see what our community of more than 145,000 agents across 120 countries and territories has accomplished. The momentum the entire network has built throughout the past few years has been nothing short of incredible.

Dave, the Board, the executive leadership team, and I all believe that now is the time to build on that momentum and enter the next stage of growth.

Having REMAX join forces with Real is an incredible opportunity to make both companies stronger in this ever-changing industry. That's why today's announcement that REMAX and Real have entered into an agreement to combine our two complementary business models is such an exciting one.

The new combined company, Real REMAX Group, will be led by chairman and CEO Tamir Poleg. The transaction is expected to close later this year, subject to customary approvals and conditions. REMAX and Real will continue to operate as separate brands, with REMAX remaining a franchise model with its current branding. You'll keep enjoying the same benefits of being the number one name in real estate, while also seeing the benefits that are expected from the new alignment. After the transaction closes, this includes the opportunity to utilize Real's integrated technology platform and proprietary software.

Now, when we combine our iconic brand with Real's AI powered brokerage platform, we believe we help transform the industry once again. We'll be positioned to deliver greater value to real estate professionals all around the world, helping them be more productive, more collaborative, and more entrepreneurial. We'll also continue to deliver a best-in-class experience for home buyers and sellers, and as part of a larger and diversified organization, we expect to have new opportunities and resources to invest and grow.

Combined with their vibrant and productive agent community, Real REMAX Group will span more than 120 countries and include over 180,000 real estate professionals, creating one of the largest real estate networks in the world.

This is big news, and we know this news might come as a surprise, but ultimately it's an amazing next step in the REMAX story, one with great promise for an even brighter future.

Our entire Board, including REMAX Co-founder and Chairman of the board Dave Liniger, is very supportive of this move, in large part because it puts all of you in a better position moving forward.

We know you'll have questions, and we'll do our best to answer them at a REMAX all team meeting today at 9 a.m. mountain, and the registration link is in the email.

It's important to note that both companies are publicly traded. So there are guardrails and limitations on what we can share. But we'll be as transparent and open as we can, and we'll certainly keep you informed and updated as things progress. Until the deal closes, it's business as usual at REMAX World Headquarters.

Thank you, as always for all you do. We wouldn't be in this position without all of your support. Thank you. And see you soon.

4.	On April 27, 2026, the following email was sent by the Company to its regional leaders in the United States and Canada:

Regional leaders,

This morning, REMAX announced jointly with Real that we have entered into a definitive agreement for RE/MAX Holdings to be acquired by The Real Brokerage, a leading technology-powered real estate brokerage. This combination will create a leading technology-enabled global real estate company named Real REMAX Group.

You can read the full press release here.
Hear from Dave Liniger.
Hear a few more of my thoughts.

Our team will be reaching out to each of you this morning to discuss further.

Dave Liniger, the Board of Directors, the Executive Leadership Team and I are all confident the Company has never been in a better position and that Real is the right partner for this next stage of growth.

While we don’t have answers to everything today, there are a few important details to share:

•	Until the transaction closes, it is business as usual. There are no immediate changes, and no action is required of you. REMAX World Headquarters will continue to operate independently, and business will continue to move forward as it does today. Your region master agreements and services are unaffected.

•	The transaction is expected to close in the second half of 2026, subject to customary approvals and closing conditions. Throughout the process, you can expect clear, transparent communications and to receive the same level of service you have come to expect from REMAX World Headquarters.

•	As the press release outlines, under the agreement, following the closing of the transaction, the REMAX and Motto Mortgage franchise brands will be maintained and continue to operate, as will the Real brand.

•	This is a long-term strategic move designed to strengthen the network and one we believe will deliver value and an enhanced experience to regions, franchisees, agents, consumers and shareholders.

This email – which includes details about a Broker/Owner Town Hall today at 10:30 am MT – is being sent to all REMAX Broker/Owners and Managers, including those in your regions. An agent version will follow a few minutes later.

Please know this is the beginning of a complex process. We will be planning with Real as the transaction moves forward to close, and we will share developments as we’re able.

This is an exciting day and opportunity for the REMAX global community and all of you. Thank you for your commitment and contributions over the years to this extraordinary brand. Your hard work and support have helped fuel REMAX to this momentous point, and I know you’ll continue to build the brightest possible future for REMAX.

Thank you,

-	Erik

5.	On April 27, 2026, the following email was sent by the Company to its global regional leaders:

Global Regional Leaders,

This morning, REMAX announced jointly with Real that we have entered into a definitive agreement for RE/MAX Holdings to be acquired by The Real Brokerage, a leading technology-powered real estate brokerage. This combination will create a leading technology-enabled global real estate company named Real REMAX Group.

You can read the full press release here.
Hear from Dave Liniger.
Hear a few more of my thoughts.

Dave Liniger, the Board of Directors, the Executive Leadership Team and I are all confident the Company has never been in a better position and that Real is the right partner for this next stage of growth.

While we don’t have answers to everything today, there are a few important details to share:

•	Until the transaction closes, it is business as usual. There are no immediate changes, and no action is required of you. REMAX World Headquarters will continue to operate independently, and business will continue to move forward as it does today. Your region master agreements and services are unaffected.

•	The transaction is expected to close in the second half of 2026, subject to customary approvals and closing conditions. Throughout the process, you can expect clear, transparent communications and to receive the same level of service you have come to expect from REMAX World Headquarters.

•	As the press release outlines, under the agreement, following the closing of the transaction, the REMAX and Motto Mortgage franchise brands will be maintained and continue to operate, as will the Real brand.

•	This is a long-term strategic move designed to strengthen the network and one we believe will deliver value and an enhanced experience to regions, franchisees, agents, consumers and shareholders.

This email is being sent to all REMAX Broker/Owners and agents, including those in your regions.

Please know this is the beginning of a complex process. We will be planning with Real as the transaction moves forward to close, and we will share developments as we’re able.

This is an exciting day and opportunity for REMAX and all of you. One of the biggest strengths of REMAX is the power of our global community. Your enthusiasm, dedication and vision have helped the brand achieve the unmatched global reach we have today. You are true brand ambassadors. Thank you for your leadership as we continue to build the brightest possible future for REMAX.

-	Erik

6.	On April 27, 2026, the following email was sent by the Company to its brokers, owners and managers:

REMAX Brokers, Owners and Managers,

For more than 50 years, REMAX has been a brand focused on entrepreneurship, innovation and providing an excellent experience to buyers and sellers. Today, we are proud to announce we are building on that heritage and our current momentum.

As we jointly announced with Real, we have entered into a definitive agreement for RE/MAX Holdings to be acquired by The Real Brokerage, a leading technology-powered real estate brokerage. This combination will create a leading technology-enabled global real estate company named Real REMAX Group.

You can read the full press release here.
Hear from Dave Liniger.
Hear a few more of my thoughts.
Join us today at 10:30 a.m. MT for a REMAX Broker/Owner-only Town Hall.

REMAX Co-Founder and Chairman of the Board Dave Liniger, the Board of Directors, the REMAX Executive Leadership Team and I are all confident REMAX has never been in a better position and that Real is the right partner for the brand’s next stage of growth.

While we don’t have answers to everything today, there are a few important details to share:

•	Until the transaction closes, it is business as usual. There are no immediate changes, and no action is required of you. REMAX World Headquarters will continue to operate independently, and business will continue to move forward as it does today. Your franchise agreements and services are unaffected.

•	The transaction is expected to close in the second half of 2026, subject to customary approvals and closing conditions. Throughout the process, you can expect clear, transparent communications and to receive the same level of service you have come to expect from REMAX World Headquarters.

•	As the press release outlines, under the agreement, following the closing of the transaction, the REMAX and Motto Mortgage franchise brands will be maintained and continue to operate, as will the Real brand.

•	This is a long-term strategic move designed to strengthen the network and one we believe will deliver value and an enhanced experience to franchisees, agents, consumers and shareholders.

To learn more and find answers to your questions, please join us today at 10:30 a.m. MT for a REMAX Broker/Owner-only Town Hall.

<<Button: Register for Broker/Owner Town Hall>>

<<Button: Download FAQ>>

Please know this is the beginning of a complex process. We will be planning with Real as the transaction moves forward to close, and we will share developments as we’re able.

This is an exciting day and opportunity for REMAX and the entire REMAX global community. Thank you for all you do and will continue to do on behalf of the REMAX brand.

-	Erik

7.	The following is a transcript of the video from the Company’s CEO provided to brokers, owners and managers on April 27, 2026:

Hello, everyone. Erik Carlson, CEO of RE/MAX Holdings here. First, I want to thank you. Thank you for helping make REMAX the number one name in real estate, for delivering the best customer experience and for being trusted, productive professionals. Truly, it's incredible to see what our community of more than 145,000 agents across 120 countries and territories has accomplished. The momentum the entire network has built throughout the past few years has been nothing short of incredible.

Dave, the Board, the executive leadership team, and I all believe that now is the time to build on that momentum and enter the next stage of growth.

Having REMAX join forces with Real is an incredible opportunity to make both companies stronger in this ever-changing industry. That's why today's announcement that REMAX and Real have entered into an agreement to combine our two complementary business models is such an exciting one.

The new combined company, Real REMAX Group, will be led by chairman and CEO Tamir Poleg. The transaction is expected to close later this year, subject to customary approvals and conditions. REMAX and Real will continue to operate as separate brands, with REMAX remaining a franchise model with its current branding. You'll keep enjoying the same benefits of being the number one name in real estate, while also seeing the benefits that are expected from the new alignment. After the transaction closes, this includes the opportunity to utilize Real's integrated technology platform and proprietary software.

Now, when we combine our iconic brand with Real's AI powered brokerage platform, we believe we help transform the industry once again. We'll be positioned to deliver greater value to real estate professionals all around the world, helping them be more productive, more collaborative, and more entrepreneurial. We'll also continue to deliver a best-in-class experience for home buyers and sellers, and as part of a larger and diversified organization, we expect to have new opportunities and resources to invest and grow.

Combined with their vibrant and productive agent community, Real REMAX Group will span more than 120 countries and include over 180,000 real estate professionals, creating one of the largest real estate networks in the world.

This is big news, and we know this news might come as a surprise, but ultimately it's an amazing next step in the REMAX story, one with great promise for an even brighter future.

Our entire Board, including REMAX Co-founder and Chairman of the board Dave Liniger, is very supportive of this move, in large part because it puts all of you in a better position moving forward. We know you have questions and we'll do the best to answer them at a REMAX broker/owner town hall today at 10:30 a.m. Mountain Time.

It's important to note that both companies are publicly traded. So there are guardrails and limitations on what we can share. But we'll be as transparent and open as we can, and we'll certainly keep you informed and updated as things progress. Until the deal closes, it’s business as usual at REMAX World headquarters.

We're here to help you stay focused on your business and help you to win more listings, save time and make more money.

Thank you, as always, for all that you do. We appreciate your support and thank you for your business.

8.	On April 27, 2026, the following email was sent by the Company to its affiliates:

REMAX Network,

For more than 50 years, REMAX has been a brand focused on entrepreneurship, innovation and providing an excellent experience to buyers and sellers. Today, we are proud to announce we are building on that heritage and our current momentum.

As we jointly announced with Real, we have entered into a definitive agreement for RE/MAX Holdings to be acquired by The Real Brokerage, a leading technology-powered real estate brokerage. This combination will create a leading technology-enabled global real estate company named Real REMAX Group.

You can read the full press release here.
Hear from Dave Liniger.
Hear a few more of my thoughts.

REMAX Co-Founder and Chairman of the Board Dave Liniger, the Board of Directors, the REMAX Executive Leadership Team and I are all confident REMAX has never been in a better position and that Real is the right partner for the brand’s next stage of growth.

While we don’t have answers to everything today, there are a few important details to share:

•	Until the transaction closes, it is business as usual. There are no immediate changes, and no action required by you. REMAX World Headquarters will continue to operate independently, and business will continue to move forward as it does today. Your franchise agreements and services are unaffected.

•	The transaction is expected to close in the second half of 2026, subject to customary approvals and closing conditions. Throughout the process, you can expect clear, transparent communications and to receive the same level of service you have come to expect from REMAX World Headquarters.

•	As the press release outlines, under the agreement, following the closing of the transaction, the REMAX and Motto Mortgage franchise brands will be maintained and continue to operate, as will the Real brand.

•	This is a long-term strategic move designed to strengthen the network and one we believe will deliver value and an enhanced experience to franchisees, agents, consumers and shareholders.

Please know this is the beginning of a complex process. We will be planning with Real as the transaction moves forward to close, and we will share developments as we’re able.

For now, please find answers to your most immediate questions in this FAQ.

This is an exciting day and opportunity for REMAX and the entire REMAX global community. Thank you for all you do and will continue to do on behalf of the REMAX brand.

-	Erik

9.	The following is a transcript of the video from the Company’s CEO provided to affiliates on April 27, 2026:

Hello, everyone. Erik Carlson, CEO of RE/MAX Holdings here. First, I want to thank you. Thank you for helping make REMAX the number one name in real estate, for delivering the best customer experience and for being trusted, productive professionals. Truly, it's incredible to see what our community of more than 145,000 agents across 120 countries and territories has accomplished. The momentum the entire network has built throughout the past few years has been nothing short of incredible.

Dave, the Board, the executive leadership team, and I all believe that now is the time to build on that momentum and enter the next stage of growth.

Having REMAX join forces with Real is an incredible opportunity to make both companies stronger in this ever-changing industry. That's why today's announcement that REMAX and Real have entered into an agreement to combine our two complementary business models is such an exciting one.

The new combined company, Real REMAX Group, will be led by chairman and CEO Tamir Poleg. The transaction is expected to close later this year, subject to customary approvals and conditions. REMAX and Real will continue to operate as separate brands, with REMAX remaining a franchise model with its current branding. You'll keep enjoying the same benefits of being the number one name in real estate, while also seeing the benefits that are expected from the new alignment. After the transaction closes, this includes the opportunity to utilize Real's integrated technology platform and proprietary software.

Now, when we combine our iconic brand with Real's AI powered brokerage platform, we believe we help transform the industry once again. We'll be positioned to deliver greater value to real estate professionals all around the world, helping them be more productive, more collaborative, and more entrepreneurial. We'll also continue to deliver a best-in-class experience for home buyers and sellers, and as part of a larger and diversified organization, we expect to have new opportunities and resources to invest and grow.

Combined with their vibrant and productive agent community, Real REMAX Group will span more than 120 countries and include over 180,000 real estate professionals, creating one of the largest real estate networks in the world.

This is big news, and we know this news might come as a surprise, but ultimately it's an amazing next step in the REMAX story, one with great promise for an even brighter future.

Our entire Board, including REMAX co-founder and chairman of the Board Dave Liniger, is very supportive of this move, in large part because it puts all of you in a better position moving forward.

It's important to note that both companies are publicly traded. So there are guardrails and limitations on what we can share. But we'll be as transparent and open as we can, and we'll certainly keep you informed and updated as things progress. Until the deal closes, it's business as usual at REMAX World headquarters.

We're here to help you stay focused on your business and help you to win more listings, save time and make more money.

Thank you, as always, for all that you do. We appreciate your support and thank you for your business.

10.	On April 27, 2026, the following email was sent by the Company to Motto Mortgage broker owners and loan originators:

Motto Mortgage Broker Owners and Loan Originators,

This morning, RE/MAX Holdings, Inc., parent company of Motto Mortgage, jointly announced with Real that it has entered into a definitive agreement for REMAX Holdings to be acquired by The Real Brokerage, a leading technology-powered real estate brokerage. This combination will create a leading technology-enabled global real estate company named Real REMAX Group.

You can read the full press release here.

While we don’t have answers to everything today, there are a few important details to share:

•	Until the transaction closes, it is business as usual. There are no immediate changes, and no action required by you. Motto Franchising, LLC will continue to operate independently, and business will continue to move forward as it does today. There are no changes to the Motto Mortgage brand or the agreements you have in place.

•	The transaction is expected to close in the second half of 2026, subject to customary approvals and closing conditions. Throughout the process, you can expect clear, transparent communications and to receive the same level of service you have come to expect from Motto Headquarters.

•	As the press release outlines, under the agreement, following the closing of the transaction, the Motto Mortgage and REMAX franchise brands will be maintained and continue to operate, as will the Real brand.

•	This is a long-term strategic move designed to strengthen the network and one we believe will deliver value and an enhanced experience to franchisees, agents, consumers and shareholders.

Please know this is the beginning of a complex process. We will be planning with Real as the transaction moves forward to close, and we will share developments as we’re able.

For now, please find answers to your most immediate questions in this FAQ.

<<Button: Download the FAQ to Learn More>>

This is an exciting day in our history. Thank you for your continued focus on serving your business and your clients.

-	Vic

11.	On April 27, 2026, the following email was sent by the Company to its employees:

Team,

Thank you to everyone who attended today’s All-Team Meeting – especially on such short notice. We covered a lot of ground, and we hope you came away feeling good about today’s news. As we’ve said throughout, this is an exciting step that builds on our heritage and momentum.

We aren’t sharing a recording of the meeting, but we’ve developed an FAQ document covering much of what was discussed. You can access the FAQ here.

The main thing to keep in mind is that nothing changes immediately. It’s business as usual for now. Stay focused and keep doing the work you’ve been doing. Our key objectives – to support our networks and execute on the Strategy House – remain the same.

As you’ve heard, the transaction is expected to close later this year. Throughout the process, the leadership team will update you as clearly and transparently as possible.

If you have any questions or concerns, please reach out to your manager, your officer, or to me and the ELT. We’re here to support all of you, as always.

Thank you,

Rob

12.	On April 27, 2026, the following email was sent by the Company to certain of its employees:

Directors and above,

You’re receiving this additional communication because you currently hold Restricted Stock Units (RSUs) and/or Performance Stock Units (PSUs) as part of the RE/MAX Holdings Long-Term Incentive (LTI) program.

Here’s what you can expect, based on the terms of the agreement:

What will happen to unvested RSUs?

•	Each unvested RE/MAX Holdings time-based RSU will convert to 5.150 Real REMAX Group RSUs at closing.

•	Your Real REMAX Group will continue to vest in accordance with existing terms (i.e., on March 1, 2027, March 1, 2028, and March 1, 2029)

•	If your employment ends involuntarily but without cause after the transaction closes, your unvested RSUs will vest upon termination.

•	As with all RSUs, if you voluntarily terminate your employment, all unvested time-based RSUs will be forfeited.

What will happen to unvested PSUs?  (Applicable to officers only)

•	Each unvested RE/MAX Holdings PSU will convert to 5.150 Real REMAX Group PSUs at closing.

•	Post close, since it will not be possible to measure revenue (the performance metric for PSUs) for RE/MAX Holdings on a standalone basis, the performance metric for 2026, 2027 and 2028 cannot be determined. Therefore, the number of PSUs will be fixed at closing and they will vest on their normal schedule.

•	Unvested PSUs, granted in any given year, vest three years after grant. For example, the PSUs granted on March 1, 2024, cover the performance years of 2024, 2025 and 2026, vest on December 31, 2026, and are delivered in early 2027. For completed performance periods (i.e., 2024 and 2025), vesting is based on actual performance. For incomplete performance periods (i.e., 2026, 2027 and 2028), the performance metric is guaranteed to achieve the Target amount.

o	For example:

▪	Assume you were granted 3,000 PSUs on March 1, 2024. This would equate to three tranches of 1,000 PSUs tied to the Company’s revenue performance for each of 2024, 2025 and 2026.

▪	The 2024 performance period is complete and the Company achieved 81% of Target. As a result, 810 PSUs have been banked but are not yet vested.

▪	The 2025 performance period is complete and the Company achieved 56% of Target. As a result, 560 PSUs have been banked but are not yet vested.

▪	The 2026 performance period is incomplete and as a result, the third tranche will bank at Target (or 1,000 shares).

▪	In this example, a total of 2,370 shares will vest at the end of the three-year performance period on December 31, 2026.

•	If your employment ends involuntarily but without cause after the transaction closes, all of your unvested PSUs will vest upon termination at the banked level for 2024 and 2025 and at Target for 2026, 2027 and 2028.

•	As with all RSUs, if you voluntarily terminate your employment, all unvested PSUs will be forfeited.

Please reach out to Senior Counsel Mark Rohr if you have any questions.

Thank you,

Rob

13.	On April 27, 2026, the following questions and answers were sent by the Company to its headquarters employees:

Future Real REMAX Group
REMAX World Headquarters Employee FAQ

April 2026

FOR RE/MAX HOLDINGS TEAM MEMBERS USE ONLY

OVERVIEW

•	What was announced?
On April 27, 2026, RE/MAX Holdings announced it has entered into an agreement to combine with The Real Brokerage, a leading technology-powered real estate brokerage, under a new entity called Real REMAX Group. Until the transaction closes, business will move forward as usual, with RE/MAX Holdings and Real operating as independent companies. That means REMAX, Motto, wemlo and Real will continue to operate as independent brands.

•	Why is this happening?
This transaction is intended to create expanded capabilities, improve scale and position the business for future growth. The combination brings together two complementary business models, uniting the iconic real estate brand and expansive global franchise network of REMAX with Real’s AI-powered, high-growth brokerage platform, proprietary software and vibrant agent community.

•	What does this transaction mean for the REMAX and Motto Mortgage brands and branding?
Real recognizes the strength of the REMAX brand and, once the transaction closes, the REMAX and Motto Mortgage brands will be maintained and continue to operate as dedicated franchise models. REMAX and Motto Mortgage affiliates can and should continue to use the REMAX and Motto Mortgage brand assets.

JOB SECURITY & ROLES

•	Is my job at risk? Will there be layoffs?
No workforce decisions have been made at this stage, both companies will continue to operate independently until close. As with any transaction, future assessments may occur as part of integration. If any changes are contemplated, employees will be informed directly and in advance whenever possible.

•	When would employees know if their role is impacted?

Leadership recognizes the importance of clarity and transparency. Decisions will be communicated as early as possible. The REMAX ELT is committed to providing timely updates as the process progresses.

•	Will my role, title, or responsibilities change?
At this time, employees should continue focusing on their current roles and responsibilities. Any changes that may arise after close will be communicated clearly and directly to affected individuals.

•	Who will I report to after the transaction?
Reporting structures remain unchanged until the transaction closes. Any future adjustments will be thoughtfully planned and clearly communicated before taking effect.

COMPENSATION & BENEFITS

•	Will compensation or bonus plans change?
There are no immediate changes to compensation or incentive plans as a result of the announcement. It is anticipated that the REMAX 2026 bonus will be prorated from January 1, 2026, through close, to be paid at target (100%). Once the transaction closes, the bonus will transition to a Real REMAX Group bonus plan for the remainder of the year. These bonuses would be paid by March 15, 2027. Additional information will be provided if closing does not occur in 2026. Any future changes would be evaluated carefully and communicated in advance.

•	What will happen to the vested shares of RE/MAX Holdings that I own today?

o	Prior to closing, you will continue to own shares of RE/MAX Holdings and be required to follow the current Insider Trading Policy.

o	The transaction values each RE/MAX Holdings share at $13.80 (based on the closing price of The Real Brokerage (REAX) stock on April 24, 2026).

o	For every vested share of RE/MAX Holdings stock you currently own, you will be able to elect to receive 5.15 shares of Real REMAX Group stock or $13.80 in cash.

o	The total amount of cash that all RE/MAX Holdings stockholders can receive is capped. This means that, even if you elect to receive cash, you may still receive a mix of cash and Real REMAX Group stock, based on the elections of other stockholders.

o	If you do not elect to receive any cash, you will receive 5.150 shares of Real REMAX Group stock for each share of RE/MAX Holdings, Inc. that you own.

o	The election will be made in the weeks leading up to closing.

o	As we get closer to close the Company plans to provide a calculator and an example, as well as details on how to make an election.

•	Will benefits change?
There are no immediate changes to benefits as a result of the announcement, and no changes are anticipated between now and close. After the transaction closes, health/dental/vision/long-term disability benefits will not change prior to December 31, 2027. Any future changes to benefits would be communicated clearly in advance.

•	Will the current PTO policy change?

There are no immediate changes to the PTO plans/policies as a result of the announcement, and no changes are anticipated between now and December 31, 2027. Real also has similar time-off policies as we do.

•	What happens to my 401(k) and my 401(k) match?

There are no immediate changes to the 401(k) plan or the Company match as a result of the announcement, and no changes are anticipated between now and close. After the transaction closes, it is possible that a new 401(k) plan will be established for the new Real REMAX Group. Any amounts in your current 401(k) plan will be able to be rolled over. Matching contributions will remain unchanged through December 31, 2027. Any future changes with respect to the 401(k) plans and matches would be communicated clearly in advance.

•	Will years of service carry over? Years of service will carry over.

TIMELINE & CLOSING

•	When is the transaction expected to close?
The transaction is expected to close in the second half of 2026, subject to required approvals. The leadership team will provide updates as milestones are reached.

•	What if the transaction doesn’t close?
The transaction remains subject to required approvals and other customary closing conditions. If it doesn’t close, the Company will continue to operate as it does today.

LEADERSHIP CULTURE & COMPANY IDENTITY

•	Who will lead the company after close?
For now, leadership and governance remain unchanged. Following the close of the transaction, Tamir Poleg, Real Co-Founder, Chairman and CEO, will serve as Chairman and CEO of Real REMAX Group.

•	How will the business change?
From now until the transaction closes, it is business as usual for all franchisees, agents, loan originators and employees. Once the transaction closes, any changes to the day-to-day business will be communicated as quickly and transparently as possible.

•	Will our culture change?
Culture integration is an important focus in any transaction. The goal is to build on the strengths of both organizations while maintaining a respectful, inclusive work environment. Our missions are also complementary and provide a strong foundation for a successful integration. We welcome employee input as things progress.

•	Will the company name or brand change? The new company will be Real REMAX Group. No immediate changes to branding are planned. Any future brand decisions will be shared well in advance.

•	Where will Real REMAX Group be headquartered? Will employees need to relocate?
Until the transaction closes, it is business as usual. Real REMAX Group will be headquartered in Miami, with significant operations remaining in the Denver area. Real is a 100% remote workforce. It is not anticipated that employees will need to relocate. Should that change, it will be communicated clearly and transparently.

DAY-TO-DAY WORK & COMMUNICATIONS ROLES

•	Does anything change about my day-to-day work? No. Employees should continue with their day-to-day work and remain focused on serving affiliates, customers and colleagues.

•	What should I say if affiliates or partners ask questions? Employees should refer external inquiries to designated communications contacts.

•	If an employee is contacted by the media, what steps should be taken?
The standard media policy remains in effect. If an employee is contacted by a member of the media, the employee should not respond and should instead forward the inquiry to mediarelations@remax.com.

•	Can I discuss the transaction publicly or on social media?
No. Employees should not comment publicly, including via social media and in social settings, on the transaction beyond approved company communications.

•	How will updates be shared? The REMAX ELT will be communicating regularly when there’s new information to share. This could come in the form of videos, All-Team Meetings, emails, etc.

•	Who can I contact with questions? Employees are encouraged to speak with their manager or HR partner, or consult internal communications channels for the latest information.

•	Will cybersecurity protocols change?
As the Company enters this transformational period, all employees should remain on heightened alert for breaches and phishing. The REMAX World Headquarters team is conducting additional monitoring to protect Company physical and digital assets and data. Most importantly, any employee who notices something suspicious should report it immediately.

Because this transaction involves public companies, some information cannot be shared at this time. The REMAX leadership team appreciates your patience and professionalism as we work through the process.

14.	On April 27, 2026, the following questions and answers were sent by the Company to its affiliates:

Future Real REMAX Group
REMAX Network FAQ
April 2026

Top Takeaways:

•	RE/MAX Holdings and The Real Brokerage have announced an agreement for Real to acquire REMAX.

o	We believe the new Real REMAX Group will be a leading technology-enabled global real estate platform that drives more value to agents, franchisees, consumers and shareholders.

•	The REMAX brand remains.

o	Even after the transaction closes, the REMAX, Motto Mortgage and Real brands will be maintained and continue to operate under their current brands.

•	It’s business as usual.

o	Until the transaction closes, each company continues to operate independently, and there are no changes to your business and no actions required of you.

What is happening?
RE/MAX Holdings announced it has entered into an agreement to combine with The Real Brokerage, a leading technology-powered real estate brokerage, under a new entity called Real REMAX Group. Until the transaction closes, the two companies will operate independently, just as they do today. Read more in the press release.

Why is this happening?
By combining two complementary business models, the goal is to create more scale, stronger technology, and more long-term value for agents and Broker/Owners. The transaction brings together the iconic brand and expansive global franchise network of REMAX with Real’s AI-powered platform, proprietary software and vibrant agent community.

Does this change REMAX affiliates’ business today?
No. The REMAX brand stays the same, all agreements (e.g., franchise agreements) stay in place, support from REMAX World Headquarters remains unchanged and no action is required of any REMAX Broker/Owners or agents.

Why is this good for REMAX franchisees and agents?
This combination brings together two unique companies with complementary strengths to create an even stronger consumer brand and a real estate technology leader. This move supports the REMAX focus on helping agents win more listings and do it in less time, while also delivering an enhanced consumer experience.

The REMAX brand remains intact. Real recognizes the strength of the REMAX brand and, even after the transaction closes, the REMAX brand will be maintained and continue to operate as a dedicated franchise model. REMAX affiliates can and should continue to use the REMAX brand assets.

When is the transaction expected to close?
The transaction is expected to close in the second half of 2026, subject to required approvals. Updates will be provided as milestones are reached.

What can REMAX affiliates say to buyers and sellers?
If a client asks about the news, REMAX affiliates can tell them the announcement does not change their business or the service provided. REMAX remains the same trusted brand, and REMAX agents are focused on delivering the best experience in real estate.

Do REMAX affiliates need to do anything?
No, REMAX affiliates should continue running their business as usual. REMAX agents remain independent contractors and brokerages remain independently owned and operated.

15.	On April 27, 2026, the following questions and answers were sent by the Company to the Motto Mortgage network:

Future Real REMAX Group
Motto Mortgage Network FAQs
April 2026

Top Takeaways:

•	RE/MAX Holdings and The Real Brokerage have announced an agreement for Real to acquire RE/MAX Holdings.

o	We believe the new Real REMAX Group will be a leading technology-enabled global real estate platform that drives more value to franchisees, agents, loan originators, consumers and shareholders.

•	The Motto Mortgage brand remains.

o	Even after the transaction closes, the Motto Mortgage, REMAX and Real brands will be maintained and continue to operate under their current brands.

•	It’s business as usual.

o	Until the transaction closes, each company continues to operate independently, and there are no changes to your business and no actions required of you.

What is happening?
RE/MAX Holdings announced it has entered into an agreement to combine with The Real Brokerage, a leading technology-powered real estate brokerage, under a new entity called Real REMAX Group. Until the transaction closes, the two companies will operate independently, just as they do today. Read more in the press release.

Why is this happening?
By combining two complementary business models, the goal is to create more scale, stronger technology, and more long-term value for owners and loan originators.

Does this change the Motto Mortgage network’s business today?
No. The Motto Mortgage brand stays the same, all agreements stay in place, support from Motto Headquarters remains unchanged, wemlo loan processing remains available, and no action is required of any Motto Mortgage franchise owner or loan originator.

Why is this good for Motto Mortgage franchisees and Loan Originators?
This combination brings together two unique companies with complementary strengths to create an even stronger consumer brand and a real estate technology leader. By bringing more ancillary services together, it's designed to give agents and their clients more control over each transaction with fewer handoffs, and a better experience end-to-end.

What does this transaction mean for the Motto Mortgage brand and branding?
The Motto Mortgage brand remains intact. Even after the transaction closes, the Motto Mortgage brand will be maintained and continue to operate as a dedicated franchise model. The Motto Mortgage network can and should continue to use the Motto brand assets.

When is the transaction expected to close?
The transaction is expected to close in the second half of 2026, subject to required approvals. Updates will be provided as milestones are reached.

What can Motto franchise owners and loan originators say to clients?
If a client asks about the news, Motto franchise owners and loan originators can tell them the announcement does not change their business or the service provided.

Does the Motto Mortgage network need to do anything?
No, Motto Mortgage franchise owners should continue running their business as usual. Motto Mortgage offices remain independently owned and operated.

16.	On April 27, 2026, the Company used the following presentation in connection with an employee meeting:

©2025 RE/MAX, LLC. Each Office Independently Owned and Operated. All Team Meeting April 27 2026

Before we start Each Office Independently Owned and Operated. 2 Because this transaction involves public companies, some information cannot be shared at this time. ௗ The REMAX leadership ௗ team appreciates ௗ your patience and professionalism as we work through the process. ௗ

RE/MAX Holdings, Inc. What was Announced? Each Office Independently Owned and Operated. 3 RE/MAX Holdings announced it has entered into an agreement to combine with The Real Brokerage, a leading technology - powered real estate brokerage under a new entity called Real REMAX Group. REMAX, Motto, wemlo and Real will continue to operate as independent brands. Until Closing, business will move forward as usual.

RE/MAX Holdings, Inc. Why is this Happening? Each Office Independently Owned and Operated. 4 This transaction is intended to create expanded capabilities, improve scale and position the business for future growth. The combination brings together two complementary business models, uniting the iconic real estate brand and expansive global franchise network of REMAX with Real’s AI - Powered, high - growth brokerage platform and proprietary software. 1 2

RE/MAX Holdings, Inc. What does this transaction mean for the REMAX and Motto Mortgage Brands and Branding? Each Office Independently Owned and Operated. 5 Real recognizes the strength of the REMAX brand and, once the transaction closes, the REMAX and Motto Mortgage Brands will be maintained and continue to operate as dedicated franchise models. REMAX and Motto Mortgage affiliates can and should continue to use the REMAX and Motto Mortgage brand assets. 1 2

Three - Year Growth Strategy is Expected to Incorporate Organic and Inorganic Opportunities 6 Aspiration Strategic Objectives Strategic Initiatives Enablers Foundation To Deliver the BEST EXPERIENCE in Everything Real Estate Strengthen and Enhance Existing Business Improve Experience and Value Proposition Increase Agent/LO Count and Market Share Improve Network (Agent, LO, Franchisee) Profitability Voice of Customer and Customer - Obsessed Culture BoldTrail Back Office and Transaction Management Infrastructure to Enable Real - Time Access to Transaction Data People / Culture / Brands Develop New Products and Services Leveraging Existing Assets Monetize transactions Provide Ancillary Services Monetize Agents, LOs, and franchisees Additional business models Additional market segments Additional real estate verticals Explore and Execute on Large Scale Opportunities Leverage and Use the Power of our Scale / Group Purchasing Digital Innovation and Enhanced Data and Analytics at Franchisee, Agent/LO and Consumer Level

Forming a Leading Technology-Driven Global Real Estate Platform

real + RE/MAX

real

OPERATING MODEL
Owned Brokerage

AI-powered, high-growth brokerage platform, proprietary software and vibrant agent community

RE/MAX

OPERATING MODEL
Franchised Brokerage

Iconic real estate brand and expansive global franchise network across 120 countries and territories

Pro Forma 2025 Financials [1]	~$2.3B	~$157M	180,000+	~1M	~1.8M
	2025 Revenue	2025 Adjusted EBITDA[2]	Total Agents	2025 U.S. & Canada Transactions	2025 Global Transactions

Pro forma results as presented in this presentation represent the combined Real and RE/MAX Holdings fiscal 2025 results and are not intended to represent pro forma financials under Section 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended.
See Appendix for reconciliation of historical non-GAAP financial measures.

real 7

Transaction Terms

TRANSACTION OVERVIEW	• Real Brokerage to acquire RE/MAX Holdings to create Real REMAX Group (NASDAQ: REAX)
FINANCIAL DETAIL	• Transaction values RE/MAX Holdings at ~7x fully synergized 2025 Adjusted EBITDA [2] • Combined company generated $2.3B in revenue and $157M in Adjusted EBITDA in 2025 [2, 3]
LEADERSHIP	• Tamir Poleg will serve as Chairman and CEO of Real REMAX Group • 10-member Board of Directors – 7 directors from Real board and 3 directors from RE/MAX Holdings board
BRANDS	• REMAX and Motto Mortgage brands will be maintained and continue to operate as dedicated franchise models • Real Broker LLC will continue to operate as an owned brokerage under the Real brand
TIMING & APPROVALS	• Expected closing in 2H 2026, subject to customary closing conditions, regulatory approvals and approvals of Real shareholders and RE/MAX Holdings shareholders and court approval in the Province of British Columbia real

To be adjusted to reflect 10-for-1 share consolidation of Real shares immediately prior to closing.
See Appendix for reconciliation of historical non-GAAP financial measures.
Pro forma results as presented in this presentation represent the combined Real and RE/MAX Holdings fiscal 2025 results and are not intended to represent pro forma financials under Section 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended.

8

Generating Substantial Value for Agents, Franchisees, Consumers and Shareholders Brings together two highly complementary business models to create a more innovative, more productive and more connected real estate ecosystem 1 Enhanced value proposition for agents and franchisees offering greater choice, model flexibility, technology and expanded support network 2 Improved home buying and selling experience for consumers across the transaction lifecycle 3 Strong financial profile and cash generation expected to drive earnings and Adjusted EBITDA margin accretion 4 Meaningful cost synergies and revenue growth opportunities expected to drive margin expansion and long - term value creation 5 9

Integration Roadmap and Synergy Realization Two Brands, One Platform • We will operate two distinct brands with the REMAX brand remaining a permanent part of the combined company • and continuing as a leading global franchise network Utilize the Best Talent • Leadership roles will be filled based on merit, drawing from the strongest talent across both organizations Disciplined Integration Focused on Value Creation • Integration will be executed through a structured, phased approach, prioritizing early synergy capture and minimizing disruption • Jenna Rozenblat (Real COO) will serve as Chief Integration Officer, leading a dedicated integration team supported by an experienced external advisor Initial Announcement Closing (T=0) 1 (T+12 Months) 2 (T+24 Months) 3 (T+36 Months) PRE - CLOSING PLANNING Establish joint team to spearhead & manage all integration planning efforts Evaluate REMAX franchisee networks and prepare agent onboarding to ReZEN , Real Wallet and ancillary business lines INITIAL PLATFORM COMBINATION CONTINUED INTEGRATION OPTIMIZE & ENHANCE Execute most actionable near - term synergies (e.g., public company costs and administrative functions) Begin selective franchisee migration onto ReZEN and Real Wallet platforms Majority of talent synergies realized; productivity improvements Continued franchisee migration onto ReZEN and Real Wallet platforms Execute on real estate footprint synergies All company - wide vendor & systems spend rationalized Complete rollout of ReZEN and Real Wallet platforms optimized for franchisee operations at scale 10

Owned Brokerage OPERATING MODEL Forming a Leading Technology - Driven Global Real Estate Platform 11 ~$2.3B 2025 Revenue AI - powered, high - growth brokerage platform, proprietary software and vibrant agent community Franchised Brokerage OPERATING MODEL Iconic real estate brand and expansive global franchise network across 120 countries and territories ~$157M 2025 Adjusted EBITDA 2 180,000+ Total Agents ~1M 2025 U.S. & Canada Transactions Pro Forma 2025 Financials 1 + ~1.8M 2025 Global Transactions Pro forma results as presented in this presentation represent the combined Real and RE/MAX Holdings fiscal 2025 results and are not intended to represent pro forma financials under Section 11 of Regulation S - X under the Securities Exchange Act of 1934, as amended. See Appendix for reconciliation of historical non -

What was Announced? Each Office Independently Owned and Operated. 12 On April 27, 2026, RE/MAX Holdings ௗ announced it ௗ has ௗ entered into an agreement to combine with The Real Brokerage, ௗ a leading technology - powered real estate brokerage, under a new entity called Real REMAX ௗ Group. ௗ Until the transaction closes, business will move forward as usual, with RE/MAX Holdings and Real operating as independent companies. That means REMAX, ௗ Motto, ௗ wemlo and Real ௗ will continue ௗ to operate ௗ as independent brands. ௗௗௗௗ

Why is This Happening? Each Office Independently Owned and Operated. 13 This transaction is intended to ௗ create ௗ expanded ௗ capabilities, improve ௗ scale and position ௗ the business for future growth. The combination brings together two complementary business models, uniting the iconic real estate brand and expansive global franchise network of REMAX with Real’s AI - powered, high - growth brokerage platform, proprietary software and vibrant agent community.

What Does T his T ransaction M ean for the REMAX and Motto Mortgage Brands and Branding? Each Office Independently Owned and Operated. 14 Real recognizes the strength of the REMAX brand and once the transaction closes, the REMAX and Motto Mortgage brands will be maintained and continue to operate as dedicated franchise models. REMAX and Motto Mortgage affiliates can and should continue to use the REMAX and Motto Mortgage brand assets.

Is my ௗ job at Risk? ௗ Will there be layoffs? Each Office Independently Owned and Operated. 15 No workforce decisions have been made at this stage. Both companies will continue to operate independently until close. As with any transaction, future assessments may occur as part of integration. If any changes are contemplated, employees will be informed directly and in advance whenever possible. ௗ

When Would Employees Know if Their Role is Impacted? ௗ Each Office Independently Owned and Operated. 16 Leadership ௗ recognizes ௗ the importance of clarity and transparency. Decisions will be communicated as early as possible. ௗ The REMAX ELT is ௗ committed to providing timely updates as the process progresses. ௗௗ

Will my Role, Title, or Responsibilities C hange? Each Office Independently Owned and Operated. 17 At this time, employees should continue focusing on their current roles and responsibilities. Any changes that may arise ௗ after ௗ close will be communicated clearly and directly to affected individuals. ௗ

Who Will I Report to After the Transaction? ௗ Each Office Independently Owned and Operated. 18 Reporting structures remain unchanged until the transaction closes. Any future adjustments will be thoughtfully planned and clearly communicated before taking effect. ௗௗ

Will Compensation or Bonus P lans C hange? ௗ Each Office Independently Owned and Operated. 19 There are no immediate changes to compensation or incentive plans as a result of the announcement. It is anticipated that the REMAX 2026 bonus will be prorated from January 1, 2026, through close, to be paid at target (100%). Once the transaction closes, the bonus will move to a Real REMAX Group bonus plan for the remainder of the year. These bonus payments would be made by March 15, 2027. Additional information will be provided if closing does not occur in 2026. Any future changes would be evaluated carefully and communicated in advance. ௗௗ

What will Happen to the Vested S hares of RE/MAX Holdings That I Own T oday? (1 of 3 ) Each Office Independently Owned and Operated. 20 Prior to closing, you will continue to own shares of RE/MAX Holdings and be required to follow the current Insider Trading Policy. The transaction values each RE/MAX Holdings share at $13.80 (based on the closing price of The Real Brokerage (REAX) stock on April 24, 2026).

What will Happen to the Vested S hares of RE/MAX Holdings That I Own T oday? 2 of 3 ) Each Office Independently Owned and Operated. 21 For every vested share of REMAX Holdings stock you currently own, you will be able to elect to receive 5.15 shares of Real REMAX Group. Stock or $13.80 in cash. *The total amount of casg that all RE/MAX Holdings stockholders can receive is capped. This means that, even if you elext to receive cash, you may still receive a mix of cash and the Real REMAX Group stock, based on the elections of other stockholders.

What will Happen to the Vested S hares of RE/MAX Holdings That I Own T oday? (3 of 3 ) Each Office Independently Owned and Operated. 22 *If you do not elect to receive any cash, you will receive 5.150 shares of Real REMAX Group stock for each share of RE/MAX Holdings, Inc. that you own. *The election will be made in the weeks leading up to closing. *As we get closer to close, the Company plans to provide a calculator and an example, as well as details on how to make an election

Will Benefits C hange? ௗ Each Office Independently Owned and Operated. 23 There are no immediate changes to benefits as a result of the announcement, and no changes are anticipated between now and close. After the transaction closes, health/dental/vision/long - term disability benefits will not change prior to December 31, 2027. Any future changes to benefits would be communicated clearly in advance. ௗ

Will the Current PTO Policy Change? Each Office Independently Owned and Operated. 24 There are no immediate changes to the PTO plans/policies as a result of the announcement, and no changes are anticipated between now and December 31, 2027. Real also has similar time - off policies as we do.

What Happens to my 401(k) and my 401(k) Match? Each Office Independently Owned and Operated. 25 There are no immediate changes to the 401(k) plan or the Company match as a result of the announcement, and no changes are anticipated between now and close. After the transaction closes, it is possible that a new 401(k) plan will be established for the new Real REMAX Group. Any amounts in your current 401(k) plan will be able to be rolled over. Matching contributions will remain unchanged through December 31, 2027. Any future changes with respect to the 401(k) plans and matches would be communicated clearly in advance.

Will Years of Service C arry O ver? ௗ Each Office Independently Owned and Operated. 26 Years of service will carry over.

When is the Transaction E xpected to Close? Each Office Independently Owned and Operated. 27 The transaction ௗ is expected ௗ to close ௗ in the second half of 2026, subject to required approvals. ௗ The leadership team will ௗ provide updates as milestones are reached. ௗௗ

What if the Transaction D oesn’t C lose? ௗ Each Office Independently Owned and Operated. 28 The transaction remains subject to regulatory approvals and other customary closing conditions. If it doesn’t close, the Company will continue to operate as it does today. ௗௗ

Who will Lead the Company A fter C lose? Each Office Independently Owned and Operated. 29 For now, ௗ leadership and governance remain unchanged. ௗ Following the close of the transaction, Tamir Poleg, Real Co - Founder, ௗ Chairman ௗ and ௗ CEO, ௗ will serve as ௗ Chairman ௗ and CEO of Real REMAX Group. ௗ

How Will the Business ௗ Change? ௗௗ Each Office Independently Owned and Operated. 30 From now until the transaction closes, it is business as usual for ௗ all franchisees, agents, loan ௗ originators ௗ and employees. Once the transaction closes, any changes to the day - to - day business will be communicated as quickly and transparently as possible. ௗௗ

Will our Culture C hange? Each Office Independently Owned and Operated. 31 Culture integration is an important focus in any transaction. The goal is to build on the strengths of both organizations while maintaining a respectful, ௗ inclusive work ௗ environment. We welcome employee input as things ௗ progress. ௗௗ

Will the Company N ame or Brand C hange? ௗ Each Office Independently Owned and Operated. 32 The new company will be Real REMAX Group. No immediate changes to branding are planned. Any future brand decisions will be shared well in advance. ௗௗ

Will REMAX World Headquarters Move? Will Employees N eed to ௗ Relocate? Each Office Independently Owned and Operated. 33 Until the transaction closes, it is business as usual, ௗ including for ௗ Headquarters. ௗ Real REMAX Group will be headquartered in Miami, with significant operations ௗ remaining ௗ in the Denver area. ௗ Real is a 100% remote ௗ workforce , so at this time, it is not anticipated that employees will need to relocate. Should that change, it will be communicated clearly and transparently. ௗௗ

Does Anything C hange A bout my day - to - day Work? Each Office Independently Owned and Operated. 34 No. Employees should continue with their day - to - day work and remain focused on serving ௗ affiliates, ௗ customers and colleagues. ௗௗ

What Should I say if ௗ Affiliates ௗ or Partners ask Questions? ௗ Each Office Independently Owned and Operated. 35 Employees should refer external inquiries to designated communications contacts.

If an Employee is Contacted by the Media, What S teps S hould be Taken? ௗௗ Each Office Independently Owned and Operated. 36 The standard media policy ௗ remains ௗ in effect. If an ௗ employee ௗ is contacted by a member of the media, the employee should not respond and should instead ௗ forward ௗ the inquiry to ௗ mediarelations@remax.com . ௗௗ

Can I Discuss the Transaction Publicly or on Social M edia? ௗ Each Office Independently Owned and Operated. 37 No. Employees should not comment publicly, including via social media and in social settings, on the transaction beyond approved company communications. This includes commenting on, liking or reposting news articles, third - party posts or franchisee/agent posts about the transaction on social media or online. All communications related to the transaction in any way must go through Legal. Employees may like and repost official company social communications but should not like or repost any third - party materials.

How Will Updates be Shared? ௗ Each Office Independently Owned and Operated. 38 The REMAX ELT will be communicating regularly when there is new information to share. This could come in the form of videos, All - Team Meetings, emails, etc. ௗ

Who can I Contact with Questions? ௗ Each Office Independently Owned and Operated. 39 Employees are encouraged to speak with their manager or HR partner, or consult internal communications channels for the latest information.

Will Cybersecurity Protocols C hange? ௗௗ Each Office Independently Owned and Operated. 40 As the Company enters this transformational period, all employees should remain on ௗ heightened alert for breaches and phishing. The REMAX World Headquarters team is conducting additional monitoring to protect Company physical and digital assets and data. Most importantly, any employee who notices something suspicious should report it ௗ immediately. ௗ

Tamir Poleg’s investor call closing Each Office Independently Owned and Operated. 41 “Before I close, I want to take a moment to acknowledge Dave and Gail Liniger. Dave and Gail founded REMAX 53 years ago with a simple but radical idea - that agents deserved more. That idea became the most iconic real estate brand in the world. The fact that Dave and Gail support this transaction is not something we take lightly. It tells us that the. See in this combination what see: a path to carry the REMAX legacy forward for the next 50 years, on a stronger foundation, with better tools and with greater reach. We are honored by their confidence, and we are committed to delivering on our promises”

17.	On April 27, 2026, the Company used the following presentation in connection with a broker owner town hall:

©2025 RE/MAX, LLC. Each Office Independently Owned and Operated. Broker Owner Town Hall April 27 2026

Before we start Each Office Independently Owned and Operated. 2 Because this transaction involves public companies, some information cannot be shared at this time. ௗ The REMAX leadership ௗ team appreciates ௗ your patience and professionalism as we work through the process. ௗ

RE/MAX Holdings, Inc. What was Announced? Each Office Independently Owned and Operated. 3 RE/MAX Holdings and The Real Brokerage have announced an agreement for Real to acquire REMAX We believe the new Real REMAX Group will be a leading technology - enables global real estate platform that drives more value to agents, franchisees, consumers and shareholders The REMAX Brand remains It is business as usual Even after the transaction closes, the REMAX brand will be maintained and continue to operate under the current brand Until the transaction closes, each company continues to operate independently, and there are no changes to your business and no action required of you

RE/MAX Holdings, Inc. Why is this Happening? Each Office Independently Owned and Operated. 4 By combining two complimentary business models, the goal is to create more scale, stronger technology, and more long - term value for agents and Broker/Owners. The transaction brings together the iconic brand and expansive global franchise network of REMAX with Real’s AI - powered platform, proprietary software and vibrant community .

RE/MAX Holdings, Inc. Does this change REMAX affiliates business today Each Office Independently Owned and Operated. 5 No. The REMAX brand stays the same. All agreements stay in place, support from REMAX World Headquarters remains unchanges and no action is required of any REMAX Broker or agents. The REMAX brand remains intact. Real recognizes the strength of the REMAX brand and, even after the transaction closes, the REMAX brand will be maintained and continue to operate as a dedicated franchise model. REMAX affiliates can and should continue to use the REMAX brand assets. 1 2

Transaction Terms

TRANSACTION OVERVIEW	• Real Brokerage to acquire RE/MAX Holdings to create Real REMAX Group (NASDAQ: REAX)
FINANCIAL DETAIL	• Transaction values RE/MAX Holdings at ~7x fully synergized 2025 Adjusted EBITDA [2] • Combined company generated $2.3B in revenue and $157M in Adjusted EBITDA in 2025 [2, 3]
LEADERSHIP	• Tamir Poleg will serve as Chairman and CEO of Real REMAX Group • 10-member Board of Directors – 7 directors from Real board and 3 directors from RE/MAX Holdings board
BRANDS	• REMAX and Motto Mortgage brands will be maintained and continue to operate as dedicated franchise models • Real Broker LLC will continue to operate as an owned brokerage under the Real brand
TIMING & APPROVALS	• Expected closing in 2H 2026, subject to customary closing conditions, regulatory approvals and approvals of Real shareholders and RE/MAX Holdings shareholders and court approval in the Province of British Columbia

To be adjusted to reflect 10-for-1 share consolidation of Real shares immediately prior to closing.
See Appendix for reconciliation of historical non-GAAP financial measures.
Pro forma results as presented in this presentation represent the combined Real and RE/MAX Holdings fiscal 2025 results and are not intended to represent pro forma financials under Section 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended.

real

RE/MAX Holdings, Inc. 6

DO NOT USE PENDING FINAL SLIDE FROM JOELE

DO NOT USE PENDING FINAL SLIDE FROM JOELE

RE/MAX Holdings, Inc. Does this change REMAX affiliates business today Each Office Independently Owned and Operated. 9 No. The REMAX brand stays the same. All agreements stay in place, support from REMAX World Headquarters remains unchanges and no action is required of any REMAX Broker or agents. The REMAX brand remains intact. Real recognizes the strength of the REMAX brand and, even after the transaction closes, the REMAX brand will be maintained and continue to operate as a dedicated franchise model. REMAX affiliates can and should continue to use the REMAX brand assets. 1 2

Why is This G ood for REMAX Franchisees and Agents Each Office Independently Owned and Operated. 10 This combination brings together two unique companies with complementary strengths to create an even stronger consumer brand and real estate technology leader. This move supports the REMAX focus on helping agents win more listings, do it in less time and make more money, while also delivering an enhanced consumer experience and driving broker profitability.

What does this transaction mean for the REMAX brand and branding? Each Office Independently Owned and Operated. 11 The REMAX brand remains intact. Real recognizes the strength of the REMAX brand and, even after the transaction closes, the REMAX brand will be maintained and continue to operate as a dedicated franchise model. REMAX affiliates can and should continue to use the REMAX brand assets.

When is this transaction expected to close? Each Office Independently Owned and Operated. 12 The transaction is expected to close in the second half of 2026, subject to required approvals. Updates will be provided as milestones are reached.

What can REMAX affiliates say to buyers and sellers? Each Office Independently Owned and Operated. 13 If a client asks about the news, REMAX affiliates can confidently tell them the announcement does not change their business or the service provided. REMAX remains the same trusted brand, and REMAX agents are focused on delivering the best experience in real estate.

Do REMAX Affiliates N eed to do Anything? Each Office Independently Owned and Operated. 14 No. REMAX affiliates should continue running their business as usual. REMAX agents remain independent contractors and brokerages remain independently owned and operated.

Tamir Poleg’s investor call closing Each Office Independently Owned and Operated. 15 “Before I close, I want to take a moment to acknowledge Dave and Gail Liniger. Dave and Gail founded REMAX 53 years ago with a simple but radical idea - that agents deserved more. That idea became the most iconic real estate brand in the world. The fact that Dave and Gail support this transaction is not something we take lightly. It tells us that the. See in this combination what see: a path to carry the REMAX legacy forward for the next 50 years, on a stronger foundation, with better tools and with greater reach. We are honored by their confidence, and we are committed to delivering on our promises”

Cautionary Disclosure Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” and “forward-looking information” within the meaning of applicable United States and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Forward-looking statements/forward-looking information include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements/forward-looking information include, but are not limited to, statements related to the expected benefits of the proposed transaction; the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the proposed transaction; the completion of the transaction and the expected timeline; and the ability to satisfy all closing conditions, including the receipt of required approvals for the transaction. Forward-looking statements/forward-looking information inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the proposed transaction and the anticipated benefits thereof. Where, in any forward-looking statement, The Real Brokerage Inc. (“Real”) or RE/MAX Holdings, Inc. (“RE/MAX Holdings”) express an expectation or belief as to future results or events, it is based on Real and/or RE/MAX Holdings’ current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Real nor RE/MAX Holdings can give any assurance that any such expectation or belief will result or will be achieved or accomplished. Important risk factors that may cause such a difference include, but are not limited to: Real’s and RE/MAX Holdings’ ability to consummate the proposed transaction on the expected timeline or at all; Real’s and RE/MAX Holdings’ ability to obtain the necessary regulatory approvals in a timely manner and the risk that such approvals are not obtained or are obtained subject to conditions that are not anticipated; Real’s or RE/MAX Holdings’ ability to obtain approval of their shareholders; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring Real or RE/MAX Holdings to pay a termination fee; the diversion of management time on transaction-related issues; risks related to disruption from the proposed transaction, including disruption of management time from current plans and ongoing business operations due to the proposed transaction and integration matters; the risk that the proposed transaction and its announcement could have an adverse effect on Real’s and RE/MAX Holdings’ ability to retain agents, franchisees and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the proposed transaction or such synergies and other anticipated benefits taking longer to realize than anticipated; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated; Real’s ability to integrate RE/MAX Holdings promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations; certain restrictions during the pendency of the proposed transaction that may impact Real’s or RE/MAX Holdings’ ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses; and other risk factors detailed from time to time in Real’s and RE/MAX Holdings’ reports filed with the SEC and Real’s reports filed with Canadian securities regulators, including Real’s annual report on Form 40-F, current reports on Form 6-K and other documents filed with the SEC, and RE/MAX Holdings’ annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC and Real’s audited annual financial statements and annual management’s discussion and analysis for the financial year ended December 31, 2025 and Annual Information Form dated March 4, 2026 filed with Canadian securities regulators, including documents that will be filed with the SEC and Canadian securities regulators in connection with the proposed transaction.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement and the Real management information circular that will each be filed with the SEC and Canadian securities regulators, as applicable, in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the Registration Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements/forward-looking information. You should not place undue reliance on any of these forward-looking statements/forward-looking information as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Real’s or RE/MAX Holdings’ actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Real or RE/MAX Holdings operate, may differ materially from those made in or suggested by the forward-looking statements/forward-looking information contained in this communication. Neither Real nor RE/MAX Holdings assumes any obligation to publicly provide revisions or updates to any forward-looking statements/forward-looking information, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Real’s or RE/MAX Holdings’ website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Important Information and Where to Find It

In connection with the proposed transaction between Real and RE/MAX Holdings, Real and RE/MAX Holdings will file relevant materials with the SEC and Canadian securities regulators, as applicable, including a management information circular of Real and a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of RE/MAX Holdings and prospectus of Real REMAX Group. Real’s management information circular will be mailed to securityholders of Real and the proxy statement/prospectus will be mailed to shareholders of each of RE/MAX Holdings and Real, in each case seeking their respective approval of the proposed transaction and other related matters. This communication is not a substitute for the Registration Statement, the proxy statement/prospectus, the Real management information circular or any other document that Real or RE/MAX Holdings (as applicable) may file with the SEC and Canadian securities regulators, as applicable, in connection with the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF REAL AND RE/MAX HOLDINGS ARE URGED TO READ THE REGISTRATION STATEMENT, THE REAL MANAGEMENT CIRCULAR, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORS, AS APPLICABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Registration Statement, the Real management information circular and the proxy statement/prospectus (when they become available), as well as other filings containing important information about Real or RE/MAX Holdings, without charge at the SEC’s Internet website (http://www.sec.gov) and under Real’s profile on SEDAR+ at www.sedarplus.ca, as applicable. Copies of the documents filed with the SEC and the Canadian securities regulators by Real will be available free of charge on Real’s internet website at https://investors.onereal.com or by contacting Real’s investor relations contact at investors@therealbrokerage.com. Copies of the documents filed with the SEC by RE/MAX Holdings will be available free of charge on RE/MAX Holdings’ internet website at https://investors.remaxholdings.com or by contacting RE/MAX Holdings’ investor relations contact at investorrelations@remax.com. The information included on, or accessible through, Real’s website or RE/MAX Holdings’ website is not incorporated by reference into this communication or Real’s and RE/MAX Holdings’ respective filings with the SEC and Canadian securities regulators, as applicable.

Participants in the Solicitation

Real, RE/MAX Holdings, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Real is set forth in its management information circular for its 2026 annual meeting of shareholders, which was filed with the Canadian securities regulators on April 24, 2026 (the “Real Annual Meeting Circular”) and in its Form 6-K, which was filed with the SEC on April 24, 2026. Please refer to the sections captioned “Election of Directors,” “Statement of Corporate Governance Practices,” and “Compensation Discussion and Analysis” in the Real Annual Meeting Circular. To the extent holdings of such participants in Real’s securities have changed since the amounts described in the Real Annual Meeting Circular, such changes have been reflected on a Notice of Proposed Sale of Securities pursuant to Rule 144 under the U.S. Securities Act on Form 144 filed with the SEC and in insider reports filed with the Canadian securities regulators on SEDI at wwww.sedi.ca. Information about the directors and executive officers of RE/MAX Holdings is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 3, 2025 (the “RE/MAX Holdings Annual Meeting Proxy Statement”) and in its Form 8-K, which was filed with the SEC on May 20, 2025. Please refer to the sections captioned “Corporate Governance,” “Director Compensation,” “Information about Executive Officers,” “Compensation Discussion and Analysis,” “Stock Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” in the RE/MAX Holdings Annual Meeting Proxy Statement. To the extent holdings of such participants in RE/MAX Holdings’ securities have changed since the amounts described in the RE/MAX Holdings Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1581091&owner=exclude under the tab “Ownership Disclosures.” These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the Real management circular and the proxy statement/prospectus and the other relevant materials filed with the SEC and Canadian securities regulators, as applicable, when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act and otherwise in accordance with applicable Canadian securities laws.